Full Maturity Fixed Income Fund a series of CNI Charter Funds
SUMMARY PROSPECTUS DATED JANUARY 28, 2011

Class: Institutional Class Class N	Ticker: (AHFMX) (AHAFX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.cnicharterfunds.com. You can also get this information at no cost by calling [1-800-445-1341] or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2011, as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2010, are incorporated by reference into this Summary Prospectus.

Full Maturity Fund

INVESTMENT GOAL

The Full Maturity Fund seeks to provide a high level of current income, consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Full Maturity Fund. You pay no sales charges or transaction fees for buying or selling shares of the Full Maturity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses	0.21%		0.21%
Total Other Expenses		0.21%		0.46%
Total Annual Fund Operating Expenses		0.71%		1.21%
Fee Waiver and/or Expense Reimbursement(1)(2)(3)		(0.01)%		(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.70%		0.95%

(1)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has contractually agreed to waive the shareholder servicing fees for Class N until January 28, 2012. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to CNAM, and it will terminate automatically upon the termination of the shareholder services agreement between CNAM and the Fund.

(2)
CNAM has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through January 28, 2012 at or below 1.00% for Institutional Class shares and 1.25% for Class N shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to CNAM, and it will terminate automatically upon the termination of the investment management agreement between CNAM and the Fund. Any fee reductions or reimbursements may be repaid to CNAM within three years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

(3)
SEI Investments Management Corporation, the Fund’s transfer agent  (“SEI”), has contractually agreed to waive transfer agency fees for the Fund until March 31, 2012. Prior to that date, this arrangement may be terminated by SEI upon the termination of the transfer agency agreement or the administration agreement between SEI and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Full Maturity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$226	$394	$882
Class N	$97	$358	$640	$1,443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Full Maturity Fund’s portfolio consists of fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations. At least 80% of the Fund’s portfolio consists of fixed income securities with “full duration,” i.e., duration ranging from that of the bonds included in the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which had an average duration of 3.97 years as of September 30, 2010, to that of the bonds included in the Barclays Capital U.S. Aggregate Bond Index, which had an average duration of 4.67 years as of September 30, 2010. The Fund invests at least 80% of its net assets in securities having one of the three highest ratings of either Moody’s Investors Service or Standard & Poor’s (at least A). The Fund may also invest up to 20% of its total assets in securities with a minimum credit rating from Moody’s or Standard & Poor’s of Baa or BBB respectively, or which, if unrated, are determined by a sub-adviser to be of comparable quality.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Full Maturity Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Full Maturity Fund, CNAM and the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).

Sub-Adviser Allocation – The Fund’s performance is affected by CNAM’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the fixed income market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

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PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Full Maturity Fund for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Full Maturity Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
4.14% Q3 2009	(2.43)% Q2 2004

This table shows the average annual total returns of each class of the Full Maturity Fund for the periods ended December 31, 2010. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2010)	One Year	Five Years	Ten Years	Since Inception(1)
Institutional Class
Return Before Taxes	6.61%	5.09%	5.22%	6.43%
Return After Taxes on Distributions	5.28%	3.58%	3.58%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	4.33%	3.47%	3.50%	4.21%
Class N
Return Before Taxes	6.26%	4.81%	5.04%	6.35%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.89%	5.53%	5.51%	6.74%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	7.21%

(1)
Performance for “Since Inception” for all classes is shown for periods beginning October 20, 1988, which is the date the predecessor to the Full Maturity Fund (the “Predecessor Fund”) commenced operations. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class shares of the Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on May 11, 2004.

The performance results for Class N shares of the Fund for the period of May 11, 2004, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares. The performance results for Class N shares of the Fund for the period of October 20, 1988 to May 11, 2004, reflect the performance of the Predecessor Fund’s Class I shares. The performance of the Predecessor Fund’s Class I shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N shares. If it had, the performance of the Fund’s Class N shares would have been lower than that shown.

For each index shown the measurement period used in computing the returns of the index for the “Since Inception” period begins on October 31, 1988.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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INVESTMENT MANAGER

City National Asset Management, Inc.

SUB-ADVISERS

Baird Advisors (“Baird”)

Boyd Watterson Asset Management, LLC (“Boyd Watterson”)

PORTFOLIO MANAGERS

Daniel A. Tranchita and Gary A. Elfe of Baird have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 2000. Justin C. Waggoner of Boyd Watterson has served as portfolio manager for the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment for Class N shares is $1,000. There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the Full Maturity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Full Maturity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Full Maturity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CNI-SM-014-0200

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